Exhibit 10.1
AMENDMENT NO. 1
TO
ENDORSEMENT AGREEMENT

THIS AMENDMENT NO. 1 TO THE ENDORSEMENT AGREEMENT (the “Amendment No. 1”) is effective as of August 1, 2023, and is entered into by and between ABG-Shaq, LLC (“ABG”), on the one hand, and Papa Johns Marketing Fund, Inc. (“PJMF”) and Papa John’s International, Inc. (“PJI”) (PJMF and PJI are, individually and collectively, “PAPA JOHN’S”), on the other hand, concerning that certain Endorsement Agreement dated as of March 15, 2022 (the “Agreement”).

In consideration of the mutual covenants and agreements hereinafter contained on the part of each of the parties hereto to be kept, observed and performed, and for such other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.Defined Terms. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Agreement. For the avoidance of doubt, from and after the date hereof, references to the Agreement in both the Agreement and this Amendment No. 1 shall refer to the Agreement as modified by the terms of this Amendment No. 1.

2.Exhibit C. From and after the date hereof, Exhibit C shall be amended as follows:

(a)Section II. shall be deleted in its entirety and replaced with the following:

II. License. Subject to the terms and conditions of the Agreement, ABG grants to PAPA JOHN’S the non-transferrable, non-assignable, non-sublicensable, indivisible right and license once per Contract Year for approximately three (3) months (two (2) months for a full public offering, and one (1) month for a geographically limited test before the full public offering), such dates to be mutually agreed upon (the “SAR Term”) and throughout the world (excluding Russia and subject to applicable laws), to use the Celebrity Endorsement, in each instance, subject to ABG’s Approval, in connection with the advertising, promotion and sale of SAR Co-Branded Products. As consideration for the right and license granted herein, and solely in connection with such offering outside of the United States and Canada, PAPA JOHN’S agrees to a pay a minimum donation of Three Hundred Seventy Five Thousand US Dollars ($375,000) for the benefit of The Shaquille O’Neal Foundation, to be payable as follows: One Hundred Twenty Five Thousand Dollars ($125,000) payable on or before August 30, 2023, and Two Hundred Fifty Thousand Dollars ($250,000) payable on or before May 30, 2024.

(b)Section III. shall be amended to change all references of “4.F.” to “4.E.”.

3.Notices. From and after the date hereof, Section 12(f), subsection “To ABG” shall be deleted in its entirety and replaced with the following:

To ABG:

(i)If to Licensor for questions about submitting Approval requests:
c/o Authentic Brands Group, LLC
1411 Broadway, 21st Floor
New York, NY 10018
Attention: Approval Department
Email: approvals@authentic.com
Facsimile Number: (212) 760-2419

(ii)If to Licensor for questions about submitting Statements:
c/o Authentic Brands Group, LLC
1411 Broadway, 21st Floor
New York, NY 10018
Attention: Finance Department
Email: finance@authentic.com
Facsimile Number: (212) 760-2419

(iii)If to Licensor for any other reason:
c/o Authentic Brands Group, LLC
1411 Broadway, 21st Floor
New York, NY 10018
Attention: Legal Department
Email: legaldept@authentic.com
Facsimile Number: (212) 760-2419”

4.Miscellaneous.

(a)Except as modified by this Amendment No. 1, all terms and conditions of the Agreement shall remain in full force and effect. For the avoidance of doubt, this Amendment No. 1 and the terms hereof constitute Confidential Information under the Agreement.

(b)This Amendment No. 1 may be signed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument. Facsimile, photographic and/or PDF copies of counterpart signature pages shall be deemed original counterpart pages for all purposes hereunder. Each of the parties agrees that an electronic signature evidencing a party’s execution of this Amendment No. 1 shall be effective as an original signature and may be used in lieu of the original for any purpose.

(c)This Amendment No. 1 and the legal relations among the parties hereto shall be governed by, and construed in accordance with, the state laws of the State of New York (including, without limitation, with respect to full faith and credit accorded to the United States federal laws, e.g., the United States Lanham Act), notwithstanding any conflict of law provisions to the contrary.

(d)In the event one (1) or more of the provisions of this Amendment No. 1, should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment No. 1, and this Amendment No. 1, shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first set forth above.

AGREED AND ACCEPTED AGREED AND ACCEPTED

“ABG” “PAPA JOHN’S”
[INSERT ABG ENTITY] ABG-SHAQ, LLC Papa Johns Marketing Fund, Inc.

By: /s/ Jay Dubiner By: /s/ Mark Shambura
Print: Jay Dubiner Print: Mark Shambura
Title: Chief Legal Officer Title: CMO
Date: 8/9/2023 Date: 8/11/2023

AGREED AND ACCEPTED

“PAPA JOHN’S”
[INSERT ABG ENTITY] Papa John’s International, Inc.

By: /s/ Rob Lynch
Print: Rob Lynch
Title: President and CEO
Date: 8/12/2023